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                                                                Exhibit 10.3

                              AMENDMENT TO THE
                            AMENDED AND RESTATED
                            EMPLOYMENT AGREEMENT
                       DATED AS OF SEPTEMBER 17, 1997
                                   BETWEEN
                  HARVEY KARP AND MUELLER INDUSTRIES, INC.


     WHEREAS, Harvey Karp ("Executive") and Mueller Industries, Inc. (the "Company") have entered into an Amended and Restated Employment Agreement effective as of September 17, 1997, (the "Agreement"); and

     WHEREAS, the parties now desire to amend the Agreement to eliminate the three-year rolling term of the Agreement and impose a fixed term ending on December 31, 2007;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, effective as of June 21, 2004, the Agreement is hereby amended as follows (this amendment is hereinafter referred to as the "Amendment").

     1. The text of Section 1 of the Agreement, entitled Term of Employment, is hereby replaced in its entirety by the following:

            "The Employer agrees to employ the Executive, and the Executive hereby accepts such employment, as Chairman of the Board of Directors of the Employer. This Agreement shall commence as of the date first written above and shall end on December 31, 2007
           (the "Employment Period")."

     2. Except as expressly amended by this Amendment, the remaining terms and provisions of the Agreement shall remain unchanged and continue in full force and effect.

     This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused its name to be ascribed to this Amendment by its duly authorized representative and Executive has executed this Amendment as of the 21st day of June, 2004.


                                       MUELLER INDUSTRIES, INC.

                                       BY:/s/William D. O'Hagan
                                       NAME: William D. O'Hagan, CEO



                                       /s/Harvey L. Karp
                                       Harvey Karp